UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2026

BLUE LASER FUSION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56581	88-1593753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6950 Hollister Ave, Goleta, CA	93117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
650-906-0323
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

As previously disclosed, on September 4, 2026, a wholly owned subsidiary of Blue Laser Fusion, Inc. (formerly named Unite Acquisition 2 Corp.) (the “Registrant”), merged with and into Blue Laser Fusion Inc., a privately held Delaware corporation (prior to the Merger, “Private Blue Laser Fusion”). Pursuant to this transaction (the “Merger”), Private Blue Laser Fusion became a wholly owned subsidiary of the Registrant. Prior to the Merger, the Registrant was a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). As a result of the Merger, the Registrant acquired the business of Private Blue Laser Fusion and has continued its business operations as a public reporting company under the name Blue Laser Fusion, Inc.

The Registrant is filing the attached Exhibit 99.1 to recast the Registrant’s consolidated financial statements as of and for the years ended December 31, 2025 and 2024 to retrospectively reflect the effects of the reverse recapitalization that occurred in connection with the Merger, as described below. Exhibit 99.1 is incorporated by reference into this Item 8.01.

The Merger is being accounted for as a “reverse merger” or “reverse acquisition,” and Private Blue Laser Fusion is deemed to be the acquirer in the reverse merger for accounting purposes. Accordingly, the Registrant’s historical financial statements as of period ends, and for periods ended, prior to the Merger are replaced with the historical financial statements of Private Blue Laser Fusion. The share and per share information in these consolidated financial statements has therefore been retrospectively restated as to reflect the share exchange ratio established in the Merger.

The audited consolidated financial statements of the Registrant as of December 31, 2025 and 2024 included herein as Exhibit 99.1 update and supersede the audited consolidated financial statements of the Registrant included in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2026.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Blue Laser Fusion, Inc. as of and for the years ended December 31, 2025 and 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated November 9, 2026

BLUE LASER FUSION, INC.

By:	/s/ Shuji Nakamura
Name:	Dr. Shuji Nakamura
Title:	Chief Executive Officer
(Principal Executive Officer)

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